UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2012

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 354-6100 (Houston)

                                                                                       +33 156 267171 (Paris)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2012, Dresser-Rand Group Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its Credit Agreement, dated March 15, 2011 (as amended by the First Amendment to Credit Agreement, dated May 11, 2011, the “Existing Credit Agreement”, and as further amended by the Second Amendment, the “Credit Agreement”), by and among the Company, D-R Holdings (France) S.A.S, certain lenders named therein (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent. The Second Amendment amends the Existing Credit Agreement to provide for a new Euro-denominated revolving loan facility in an aggregate principal amount at any time outstanding not in excess of €50.0 million (the “Euro Facility”) to be made available to Grupo Guascor, S.L., a Spanish subsidiary of the Company (“Grupo Guascor”), as an additional borrower under the Credit Agreement. The proceeds of the Euro Facility will be used to refinance certain existing indebtedness of Grupo Guascor and for other general corporate purposes.

The loans under the Euro Facility will bear interest at the same rates and will mature on the same date as the loan facilities under the Existing Credit Agreement.

The foregoing summary of certain provisions of the Second Amendment is qualified in its entirety by reference to the text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated June 21, 2012, by and among Dresser-Rand Group Inc., D-R Holdings (France) S.A.S, certain lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

By:	/s/ Mark. E. Baldwin

Name:	Mark E. Baldwin
Title:	Executive Vice President and Chief Financial Officer

Date: June 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement, dated June 21, 2012, by and among Dresser-Rand Group Inc., D-R Holdings (France) S.A.S, certain lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent.